Exhibit K



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 19, 2003 in this Registration Statement (Form N-1A No. 811-21046) of Van Eck Mid Cap Value Fund.





                                                        ERNST & YOUNG LLP


 New York, New York
 April 24, 2003











                                     Page 1